Morgan Stanley Dean Witter Government Income Trust
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2001

Dear Shareholder:

The U.S. economy lost much of its momentum during the 12-month period ended September 30, 2001. The slowdown was initially due to an inventory correction, especially in the telecommunications and technology sectors. Consequently, manufacturing was especially weak. Consumer spending also slowed as consumer confidence softened. As the extent of the economic slowdown became evident, the Federal Reserve Board initiated a series of easing moves. The Fed started with two 50-basis-point rate cuts in the federal funds rate in January and continued with a cumulative 350-basis-point reduction to 3.00 percent at the end of the period (plus an additional cut to 2.50 percent in early October).

Toward the end of the period, the economy began to show some improvement. However, the attacks of September 11 and subsequent events constituted a further shock to the economy. Unfortunately, the domestic situation is unprecedented, making it impossible to forecast the degree of an additional slowdown or the timing of an eventual recovery. However, between the Fed's monetary stimulus and the combination of fiscal tax relief and upcoming spending increases, there is hope for optimism that the economy will improve, probably by the middle of next year.

Against this backdrop, U.S. interest rates declined sharply. The yield on 10-year U.S. Treasury notes fell by 121 basis points during the fiscal year, from 5.80 percent to 4.59 percent. Short-term rates dropped even more, with two-year-note yields falling 313 basis points, from 5.98 percent to 2.85 percent. Yields on mortgage-backed securities fell somewhat less dramatically, as often is the case when Treasury yields are in a sharp descent.

Performance and Portfolio Strategy

For the 12-month period ended September 30, 2001, Morgan Stanley Dean Witter Government Income Trust produced a total return of 12.72 percent based on a change in net asset value and reinvestment of distributions. Based on the change in the Trust's market price on the New York Stock Exchange (NYSE) and reinvestment of distributions, the Trust's total return for the period was 17.44 percent.

As of September 30, 2001, the Trust had net assets of $377 million. Approximately 41 percent was invested in mortgage-backed securities issued by U.S. Government agencies, 22 percent in direct obligations of U.S. agencies and 37 percent in U.S. Treasury securities, including cash equivalents. On September 30, 2001, the Trust's effective duration, a measure of its interest-rate sensitivity, was 4.83 years.

Morgan Stanley Dean Witter Government Income Trust
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2001 continued

Looking Ahead

We believe that, for the immediate future, economic growth will remain subdued, with inflation staying at acceptable levels. We are optimistic that the economy may begin to improve by the middle of next year. Such a scenario would likely be relatively advantageous for government agency mortgage-backed securities, which constitute a significant portion of the Trust's portfolio.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 1,265,850 shares of the Trust were purchased on the NYSE during the 12-month period ended September 30, 2001.

We appreciate your ongoing support of Morgan Stanley Dean Witter Government Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Dean Witter Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE       VALUE
-----------------------------------------------------------------------------------------------
            Mortgage-Backed Securities (44.1%)
            Federal Home Loan Mortgage Corp. (4.3%)
 $  5,481   11/01/23 - 02/01/31.........................................   8.00%   $  5,742,773
    2,154   12/01/18 - 02/01/19.........................................   9.50       2,291,081
    4,414   08/01/09 - 08/01/20.........................................  10.00       4,638,488
    3,158   08/01/14 - 05/01/19.........................................  10.50       3,380,756
                                                                                   ------------
                                                                                     16,053,098
                                                                                   ------------
            Federal National Mortgage Assoc. (26.3%)
   17,911   05/01/31 - 09/01/31.........................................   6.50      18,196,275
   25,353   07/01/23 - 08/01/29.........................................   7.00      26,184,831
   16,112   01/01/22 - 03/01/31*........................................   7.50      16,731,789
   24,750   **..........................................................   8.00      25,925,625
    7,626   12/01/21 - 10/01/31.........................................   8.00       7,987,910
    2,891   08/01/17 - 05/01/25.........................................   8.50       3,056,295
      403   09/01/16 - 07/01/23.........................................   9.00         426,922
      705   06/01/18 - 01/01/21.........................................   9.50         750,213
                                                                                   ------------
                                                                                     99,259,860
                                                                                   ------------
            Government National Mortgage Assoc. (13.5%)
    7,302   03/15/26 - 03/15/29.........................................   6.00       7,313,661
   15,705   03/20/26 - 08/15/29.........................................   6.50      15,986,277
    9,358   12/15/22 - 11/20/29.........................................   7.50       9,744,868
    5,442   11/15/15 - 03/15/30.........................................   8.00       5,710,426
    8,381   04/15/21 - 11/15/24.........................................   8.50       8,852,258
    2,657   04/15/17 - 02/15/25.........................................   9.00       2,817,000
      238   12/15/19 - 08/15/20.........................................   9.50         252,884
                                                                                   ------------
                                                                                     50,677,374
                                                                                   ------------
            Total Mortgage-Backed Securities (Cost $160,575,908)................    165,990,332
                                                                                   ------------
            U.S. Government & Agency Obligations (49.2%)
    1,500   Federal Farm Credit Bank
              06/17/05..................................................   5.80       1,581,395
    3,085   Federal Farm Credit Bank
              01/10/05..................................................   5.90       3,265,550
    2,000   Federal Farm Credit Bank
              09/23/04..................................................   6.30       2,138,716
    1,000   Federal Farm Credit Bank
              09/24/07..................................................   6.52       1,092,966
    3,000   Federal Home Loan Banks
              02/25/04..................................................   0.00       2,738,547
    1,000   Federal Home Loan Banks
              11/25/08..................................................   5.88       1,033,892
    1,000   Federal Home Loan Banks
              07/28/08..................................................   5.945      1,060,469
    2,000   Federal Home Loan Banks
              02/05/08..................................................   5.96       2,132,714
    2,000   Federal Home Loan Banks
              03/17/08..................................................   6.02       2,137,056

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Government Income Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL                           DESCRIPTION
AMOUNT IN                               AND                               COUPON
THOUSANDS                          MATURITY DATE                           RATE       VALUE
-----------------------------------------------------------------------------------------------
 $  3,500   Federal Home Loan Banks
              10/10/07..................................................   6.20 %  $  3,787,455
    2,000   Federal Home Loan Banks
              08/15/07..................................................   6.295      2,175,554
    2,000   Federal Home Loan Mortgage Corp.
              04/15/08..................................................   5.75       2,104,708
    2,000   Federal National Mortgage Assoc.
              01/26/09..................................................   5.80       2,060,682
    1,000   Federal National Mortgage Assoc.
              07/30/07..................................................   6.75       1,034,870
   10,500   Federal National Mortgage Assoc.
              05/15/30..................................................   7.25      12,063,775
   56,000   Resolution Funding Corp.
              10/15/05 - 01/15/09*......................................   0.00      42,062,849
    2,000   U.S. Department of Housing and Urban Development Series
              1999A
              08/01/11..................................................   6.16       2,018,632
   12,300   U.S. Treasury Bond
              02/15/25*.................................................   7.625     15,750,728
   37,100   U.S. Treasury Bond
              08/15/19 - 08/15/21*......................................   8.125     48,992,410
    8,600   U.S. Treasury Bond
              02/15/20..................................................   8.50      11,693,988
    9,540   U.S. Treasury Bond
              05/15/17 - 08/15/20.......................................   8.75      13,228,529
   10,300   U.S. Treasury Note
              11/15/01 - 02/15/05.......................................   7.50      11,323,476
                                                                                   ------------
            Total U.S. Government & Agency Obligations (Cost $178,854,427)......    185,478,961
                                                                                   ------------
            Short-Term Investment (9.8%)

            Repurchase Agreement
  37,000    Joint repurchase agreement account due 10/01/01 (dated
              09/28/01; proceeds $37,010,036) (a) (Cost $37,000,000)....  3.255      37,000,000
                                                                                   ------------
            Total Investments (Cost $376,430,335) (b)...................  103.1%    388,469,293
            Liabilities in Excess of Other Assets.......................   (3.1)    (11,761,736)
                                                                          -----    ------------
            Net Assets..................................................  100.0%   $376,707,557
                                                                          =====    ============

---------------------

    * Some of these securities are segregated in connection with securities purchased on a forward commitment basis.
    ** Securities purchased on a forward commitment with an approximate principal amount and no definite maturity date;
         the actual principal amount and maturity date will be determined upon settlement.
    (a) Collateralized by federal agency and U.S. Treasury obligations.
    (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $12,135,764 and the aggregate gross unrealized depreciation is $96,806, resulting in net unrealized appreciation of $12,038,958.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Government Income Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2001

Assets:
Investments in securities, at value
  (cost $376,430,335).......................................  $388,469,293
Cash........................................................    11,529,658
Receivable for:
    Interest................................................     2,554,464
    Principal paydowns......................................       502,711
Prepaid expenses and other assets...........................        16,998
                                                              ------------
    Total Assets............................................   403,073,124
                                                              ------------
Liabilities:
Payable for:
    Investments purchased...................................    25,863,406
    Investment management fee...............................       184,992
    Shares of beneficial interest repurchased...............       156,569
Accrued expenses and other payables.........................       160,600
                                                              ------------
    Total Liabilities.......................................    26,365,567
                                                              ------------
    Net Assets..............................................  $376,707,557
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $376,728,678
Net unrealized appreciation.................................    12,038,958
Accumulated undistributed net investment income.............     1,286,929
Accumulated net realized loss...............................   (13,347,008)
                                                              ------------
    Net Assets..............................................  $376,707,557
                                                              ============
Net Asset Value Per Share
  38,695,249 shares outstanding (unlimited shares authorized
  of $.01 par value)........................................         $9.74
                                                                     =====

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Government Income Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended September 30, 2001

Net Investment Income:

Interest Income.............................................  $24,117,632
                                                              -----------
Expenses
Investment management fee...................................    2,239,344
Transfer agent fees and expenses............................      177,122
Custodian fees..............................................       94,740
Professional fees...........................................       53,489
Registration fees...........................................       28,489
Trustees' fees and expenses.................................       20,086
Shareholder reports and notices.............................       19,154
Other.......................................................        7,028
                                                              -----------
    Total Expenses..........................................    2,639,452
                                                              -----------
    Net Investment Income...................................   21,478,180
                                                              -----------
Net Realized and Unrealized Gain:
Net realized gain...........................................    6,938,659
Net change in unrealized depreciation.......................   13,929,620
                                                              -----------
    Net Gain................................................   20,868,279
                                                              -----------
Net Increase................................................  $42,346,459
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Government Income Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE YEAR         FOR THE YEAR
                                                                   ENDED                ENDED
                                                              SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                              ------------------   ------------------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................     $ 21,478,180         $ 22,919,940
Net realized gain (loss)....................................        6,938,659              (75,530)
Net change in unrealized depreciation.......................       13,929,620             (529,976)
                                                                 ------------         ------------
    Net Increase............................................       42,346,459           22,314,434

Dividends to shareholders from net investment income........      (21,309,955)         (22,043,328)
Decrease from transactions in shares of beneficial
  interest..................................................      (11,111,538)         (14,365,735)
                                                                 ------------         ------------
    Net Increase (Decrease).................................        9,924,966          (14,094,629)

Net Assets:
Beginning of period.........................................      366,782,591          380,877,220
                                                                 ------------         ------------
End of Period
(Including accumulated undistributed net investment income
of $1,286,929 and $894,626, respectively)...................     $376,707,557         $366,782,591
                                                                 ============         ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001

1. Organization and Accounting Policies

Morgan Stanley Dean Witter Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors, Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Dean Witter Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2001 aggregated $380,999,761 and $422,528,127, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and

Morgan Stanley Dean Witter Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,551. At September 30, 2001, the Trust had an accrued pension liability of $55,562 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1999.................................  41,720,200   $417,202    $401,788,448
Treasury shares purchased and retired (weighted average
  discount 9.133%)*.........................................  (1,759,101)   (17,591)    (14,347,843)+
                                                              ----------   --------    ------------
Balance, September 30, 2000.................................  39,961,099    399,611     387,440,605
Treasury shares purchased and retired (weighted average
  discount 7.418%)*.........................................  (1,265,850)   (12,659)    (11,098,879)
                                                              ----------   --------    ------------
Balance, September 30, 2001.................................  38,695,249   $386,952    $376,341,726
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.
   + Includes reclassification due to permanent book/tax differences.

5. Dividends

On September 30, 2001, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD            PAYABLE
PER SHARE        DATE              DATE
---------  ----------------  -----------------
 $0.045    October 5, 2001   October 19, 2001
 $0.045    November 9, 2001  November 23, 2001
 $0.045    December 7, 2001  December 21, 2001

6. Federal Income Tax Status

During the year ended September 30, 2001, the Trust utilized approximately $6,651,000 of its net capital loss carryover. At September 30, 2001, the Trust had a net capital loss carryover of approximately $13,347,000 to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                AMOUNTS IN THOUSANDS
-----------------------------------------------------
        2002             2003     2004    2006   2008
       ------           ------   ------   ----   ----
       $1,647           $9,638   $2,020    $5    $37
       ======           ======   ======    ==    ===

Morgan Stanley Dean Witter Government Income Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

As of September 30, 2001, the Trust had permanent book/tax differences attributable to reclassification of net gain on paydowns. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $224,078.

7. Change in Accounting Policy

Effective October 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in a decrease in the cost of securities and a corresponding decrease to undistributed net investment income based on securities held as of September 30, 2001.

Morgan Stanley Dean Witter Government Income Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                         FOR THE YEAR ENDED SEPTEMBER 30*
                                                             ---------------------------------------------------------
                                                               2001        2000        1999        1998        1997
                                                             ---------   ---------   ---------   ---------   ---------

Selected Per Share Data:
Net asset value, beginning of period.......................    $ 9.18      $ 9.13      $ 9.72      $ 9.32      $ 9.08
                                                               ------      ------      ------      ------      ------
Income (loss) from investment operations:
    Net investment income..................................      0.54        0.54        0.56        0.59        0.61
    Net realized and unrealized gain (loss)................      0.54        0.01       (0.62)       0.37        0.19
                                                               ------      ------      ------      ------      ------
Total income (loss) from investment operations.............      1.08        0.55       (0.06)       0.96        0.80
                                                               ------      ------      ------      ------      ------
Less dividends from net investment income..................     (0.54)      (0.54)      (0.56)      (0.60)      (0.60)
                                                               ------      ------      ------      ------      ------
Anti-dilutive effect of acquiring treasury shares..........      0.02        0.04        0.03        0.04        0.04
                                                               ------      ------      ------      ------      ------
Net asset value, end of period.............................    $ 9.74      $ 9.18      $ 9.13      $ 9.72      $ 9.32
                                                               ======      ======      ======      ======      ======
Market value, end of period................................    $ 9.11      $ 8.25      $ 8.25      $ 9.00      $8.438
                                                               ======      ======      ======      ======      ======
Total Return+..............................................     17.44%       6.80%      (2.24)%     14.26%       9.86%

Ratios to Average Net Assets:
Expenses...................................................      0.71%       0.70%       0.71%       0.70%       0.73%

Net investment income......................................      5.75%       6.21%       5.98%       6.27%       6.60%

Supplemental Data:
Net assets, end of period, in thousands....................  $376,708    $366,783    $380,877    $423,030    $429,764

Portfolio turnover rate....................................       105%          7%         19%         16%         19%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Government Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Dean Witter Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Government Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by corresponding with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to the above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Government Income Trust as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 8, 2001
      --------------------------------------------------------------------

                      2001 FEDERAL TAX NOTICE (UNAUDITED)

         Of the Trust's ordinary income dividends paid during the fiscal year ended September 30, 2001, 39.12% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Morgan Stanley Dean Witter Government Income Trust
PORTFOLIO MANAGER CHANGE

In February 2001, W. David Armstrong and Paul F. O'Brien were named the primary portfolio managers of the Trust. Mr. Armstrong is a Managing Director of Morgan Stanley Investment Advisors Inc., the Trust's Investment Manager, and Morgan Stanley Investments LP, (formerly Miller Anderson & Sherrerd, LLP), an affiliate of the Investment Manager, as well as a member of Morgan Stanley Investments' Interest Rate Research Team (since 1998); prior thereto he was a Senior Vice President of Lehman Brothers (1995-1998). Mr. O'Brien is a Principal of the Investment Manager and Morgan Stanley Investments and a member of its Interest Rate Research Team (since 1996). Prior thereto he was an Economist at J.P. Morgan, London.

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

W. David Armstrong
Vice President

Paul F. O'Brien
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020


MORGAN STANLEY
DEAN WITTER
Government Income Trust

Annual Report
September 30, 2001